Exhibit 10.1

Certain portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.  Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO. P00002		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS240160	5. PROJECT NO. (if applicable)
6. ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (if other than Item 6) CODE	ASPR-BARDA01
US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O’NEILL HOUSE OFFICE BUILDING Washington DC 20515			ASPR-BARDA 330 Independence Ave, SW, Rm G644 Washington, DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 SIGA TECHNOLOGIES, INC. 31 East 62nd street NEW YORK, NY 100658446			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C
CODE 1385150		FACILITY CODE	10B. DATED (SEE ITEM 13) 09/10/2018
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers               ☐ is extended.     ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) 2019.1990051.25106	Net Increase:	$11,255,170.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) Bilateral Modification; FAR7.207(c)(1) Exercise of Options with Available Funds
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516
Procurement and Late-Stage Development of Smallpox Antiviral Drug(s)

The purpose of this modification is to (1) exercise Option CLIN0009a in the amount of $11,255,170.00, (2) modify Article G.2. to change the Contracting Officer’s Representative as follows; (3) revise Article B.3. to breakout CLIN0009 into four subparts (0009a, 0009b, 0009c, 0009d) as follows.

All other terms and conditions in the contract remain unchanged. Delivery: [***] Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, CSO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Christopher Scott
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Dennis E. Hruby	16 May 2019	/s/ Christopher Scott	05/17/19
(Signature of person authorized to sign)		(Signature of Controlling Officer)
NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00002	PAGE OF
		2	2
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Delivery Location Code: HHS/OS/ASPR HHS/OS/ASPR 200 C St. SW WASHINGTON DC 20201 US
	Appr. Yr.: 2019 CAN: 1990051 Object Class: 25106 Period of Performance: 09/10/2018 to 09/09/2028
	Add Item 3 as follows:
3	ASPR-19-01762 – Exercise of Option CLIN 0009a to SIGA Technologies for Procurement of raw materials used in the manufacturing of unmicronized API in sufficient quantity to support the production of 363,070 courses of nonparenteral (oral) formulated antiviral for SNS replenishment. Such raw materials may be forward processed, under contract HHSO100201800019C Obligated Amount: $11,255,170.00				11,255,170.00

NSN 7540-01-152-8067				OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Article B.3. OPTION PRICES

Modified CLIN	Period of Performance	Supplies/Services	Treatment Courses (# of Product)	Unit Price ($)	Total ($)
0009A (Option - EXERCISED)	[***]	Procurement of raw materials used in the manufacturing of unmicronized API in sufficient quantity to support the production of 363,070 courses of nonparenteral (oral) formulated antiviral for SNS replenishment. Such raw materials may be forward processed.	363,070 (raw materials)	$31	$11,255,170
0009B (Option)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (finished product)	$279	$33,765,417
0009C (Option)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (finished product)	$279	$33,765,417
0009D (Option)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,024 (finished product)	$279	$33,765,696

ARTICLE G.2. CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The following Contracting Officer’s Representative (COR) will replace Claiborne Hughes and represent the Government for the purpose of this contract:

David Simon
Contracting Officer’s Representative
Biomedical Advanced Research and Development Authority (BARDA)
Office of the Assistant Secretary for Preparedness and Response
Department of Health and Human Services
David.Simon@hhs.gov
202-260-1101